Exhibit e(1)(b)

Schedule A

(as of April 30, 2019)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Aerospace & Defense ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PPA)	04/30/2020

Invesco BRIC ETF	12/19/17	05/18/2018	NYSE Arca, Inc. (EEB)	04/30/2020

Invesco BuyBack Achievers™ ETF	08/21/06	12/20/2006	NASDAQ Stock Market LLC (PKW)	04/30/2020

Invesco Cleantech™ ETF	08/21/06	10/24/2006	NYSE Arca, Inc. (PZD)	04/30/2020

Invesco Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PFM)	04/30/2020

Invesco Dow Jones Industrial Average Dividend ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (DJD)	04/30/2020

Invesco DWA Momentum ETF	08/21/06	03/01/2007	NASDAQ Stock Market LLC (PDP)	04/30/2020

Invesco DWA Basic Materials Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PYZ)	04/30/2020

Invesco Dynamic Biotechnology & Genome ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBE)	04/30/2020

Invesco Dynamic Building & Construction ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PKB)	04/30/2020

Invesco DWA Consumer Cyclicals Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PEZ)	04/30/2020

Invesco DWA Consumer Staples Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PSL)	04/30/2020

Invesco Dynamic Energy Exploration & Production ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXE)	04/30/2020

Invesco DWA Energy Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PXI)	04/30/2020

Invesco DWA Financial Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PFI)	04/30/2020

Invesco Dynamic Food & Beverage ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBJ)	04/30/2020

Invesco DWA Healthcare Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PTH)	04/30/2020

Invesco DWA Industrials Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PRN)	04/30/2020

Invesco Dynamic Large Cap Growth ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWB)	04/30/2020

Exhibit e(1)(b)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Dynamic Large Cap Value ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWV)	04/30/2020

Invesco Dynamic Leisure and Entertainment ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PEJ)	04/30/2020

Invesco Dynamic Market ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWC)	04/30/2020

Invesco Dynamic Media ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBS)	04/30/2020

Invesco Dynamic Networking ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXQ)	04/30/2020

Invesco Dynamic Oil & Gas Services ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXJ)	04/30/2020

Invesco DWA NASDAQ Momentum ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PWO)	04/30/2020

Invesco Dynamic Pharmaceuticals ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PJP)	04/30/2020

Invesco Dynamic Retail ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PMR)	04/30/2020

Invesco Dynamic Semiconductors ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PSI)	04/30/2020

Invesco Dynamic Software ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PSJ)	04/30/2020

Invesco DWA Technology Momentum ETF	08/21/06	10/12/2006	NASDAQ Stock Market LLC (PTF)	04/30/2020

Invesco DWA Utilities Momentum ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PUI)	04/30/2020

Invesco Financial Preferred ETF	08/21/06	12/01/2006	NYSE Arca, Inc. (PGF)	04/30/2020

Invesco FTSE RAFI US 1000 ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PRF)	04/30/2020

Invesco FTSE RAFI US 1500 Small-Mid ETF	08/21/06	09/20/2006	NASDAQ Stock Market LLC (PRFZ)	04/30/2020

Invesco Russell Top 200 Equal Weight ETF	03/21/06	12/01/2006	NYSE Arca, Inc. (PXLC)	04/30/2020

Invesco Russell Top 200 Pure Growth ETF	03/22/11	06/16/11	NYSE Arca, Inc. (PXLG)	04/30/2020

Invesco Russell Top 200 Pure Value ETF	03/22/11	06/16/11	NYSE Arca, Inc. (PXLV)	04/30/2020

Invesco Russell Midcap Equal Weight ETF	08/21/06	12/01/2006	NYSE Arca, Inc. (PXMC)	04/30/2020

Invesco Russell Midcap Pure Growth ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXMG)	04/30/2020

Exhibit e(1)(b)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco Russell Midcap Pure Value ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXMV)	04/30/2020

Invesco Russell 2000 Pure Growth ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXSG)	04/30/2020

Invesco Russell 2000 Pure Value ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PXSV)	04/30/2020

Invesco Global Listed Private Equity ETF	08/21/06	10/24/2006	NYSE Arca, Inc. (PSP)	04/30/2020

Invesco Golden China ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PGJ)	04/30/2020

Invesco High Yield Equity Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PEY)	04/30/2020

Invesco Insider Sentiment ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (NFO)	04/30/2020

Invesco International Dividend Achievers™ ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PID)	04/30/2020

Invesco Zacks Mid-Cap ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CZA)	04/30/2020

Invesco Zacks Multi-Asset Income ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CVY)	04/30/2020

Invesco NASDAQ Internet ETF	04/18/08	06/12/2008	NASDAQ Stock Market LLC (PNQI)	04/30/2020

Invesco Raymond James SB-1 Equity ETF	12/19/17	05/18/2018	NYSE Arca, Inc. (RYJ)	04/30/2020

Invesco S&P MidCap 400® Equal Weight ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (EWMC)	04/30/2020

Invesco S&P MidCap 400® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RFG)	04/30/2020

Invesco S&P MidCap 400® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RFV)	04/30/2020

Invesco S&P 500 BuyWrite ETF	12/18/07	12/19/2007	NYSE Arca, Inc. (PBP)	04/30/2020

Invesco S&P 500® Equal Weight Communication Services ETF	09/21/18	11/07/2018	[Exchange (Ticker)]	04/30/2020

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RCD)	04/30/2020

Invesco S&P 500® Equal Weight Consumer Staples ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RHS)	04/30/2020

Invesco S&P 500® Equal Weight Energy ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RYE)	04/30/2020

Invesco S&P 500® Equal Weight ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RSP)	04/30/2020

Exhibit e(1)(b)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange and Ticker	Termination Date
Invesco S&P 500® Equal Weight Financials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RYF)	04/30/2020

Invesco S&P 500® Equal Weight Health Care ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RYH)	04/30/2020

Invesco S&P 500® Equal Weight Industrials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RGI)	04/30/2020

Invesco S&P 500® Equal Weight Materials ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RTM)	04/30/2020

Invesco S&P 500® Equal Weight Real Estate ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (EWRE)	04/30/2020

Invesco S&P 500® Equal Weight Technology ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RYT)	04/30/2020

Invesco S&P 500® Equal Weight Utilities ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RYU)	04/30/2020

Invesco S&P 500® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RPG)	04/30/2020

Invesco S&P 500® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RPV)	04/30/2020

Invesco S&P 500® Top 50 ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (XLG)	04/30/2020

Invesco S&P 500® Quality ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (PIV)	04/30/2020

Invesco S&P SmallCap 600® Equal Weight ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (EWSC)	04/30/2020

Invesco S&P SmallCap 600® Pure Growth ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RZG)	04/30/2020

Invesco S&P SmallCap 600® Pure Value ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (RZV)	04/30/2020

Invesco S&P Spin-Off ETF	12/19/17	04/06/2018	NYSE Arca, Inc. (CSD)	04/30/2020

Invesco Water Resources ETF	03/22/06	09/18/2006	NASDAQ Stock Market LLC (PHO)	04/30/2020

Invesco WilderHill Clean Energy ETF	03/22/06	09/18/2006	NYSE Arca, Inc. (PBW)	04/30/2020

Exhibit e(1)(b)

Invesco Exchange-Traded Fund Trust on behalf of each Fund listed on Schedule A

By:	/s/ Daniel E. Draper
Name:	Daniel E. Draper
Title:	President

Invesco Distributors, Inc.

By:	/s/ Brian C. Thorp
Name:	Brian C. Thorp
Title:	Vice President